UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of QuickLogic Corporation was held on Tuesday, May 4, 2010. The following matters were voted upon at the meeting:

(i)	The following nominees were elected to hold office as Class II directors until the date on which the Annual Meeting of Stockholders is held in 2013:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arturo Krueger	6,662,913	127,832	20,425,687
Gary H. Tauss	6,668,813	121,932	20,425,687

(ii)	The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of QuickLogic Corporation for the fiscal year ending January 2, 2011.

Votes For	26,110,107
Votes Against	10,568
Abstentions	1,095,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2010	QuickLogic Corporation

/s/ RALPH S. MARIMON
Ralph S. Marimon Vice President, Finance and Chief Financial Officer